Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at www.ancorafunds.com.  You can also get this information at no cost by calling 1-866-626-2672 or by sending an e-mail request to compliance@ancora.net.  The Fund’s prospectus and statement of additional information, both dated January 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of Ancora Equity Fund (the “Fund”) is obtaining a high total return, through a combination of income and capital appreciation in the value of its shares.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed on shares held less than 90 days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class C	Class I
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees(1)	0.75%	0.00%
Other Expenses	0.79%	0.79%
Fees and Expenses of Acquired Funds(2)	0.20%	0.20%
Total Annual Fund Operating Expenses(1)	2.74%	1.99%

(1)

Restated to reflect elimination of distribution/service (12b-1) fees on Class I Shares as of January 1, 2013.

(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora Equity Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$276	$847	$1,445	$3,061
Class I Shares	$202	$624	$1,073	$2,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During 2011, the Fund’s portfolio turnover rate was 64.54% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing in publicly traded equity securities (such as common stock, preferred stock and securities convertible into common or preferred stock), including equity securities of closed-end funds.  Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities.

The Fund emphasizes a blended value and growth style of investing.  The Fund intends to invest primarily in companies that are leaders in their industries or have products and services that are dominant in the marketplace.  Under normal circumstances, at least 80% of the assets of theFund will be invested in equity securities of companies that have market capitalizations of $5 billion or more.  Subject to this requirement, the Fund will invest in small, mid and large cap companies.  However, in determining whether a company is a leader in its industry or has products or service that are dominant in the marketplace, the Fund will not focus exclusively on market capitalization, but will consider other factors such as market share and whether a company has developed products or services that are unique and generally accepted in their markets.

The Fund may also invest in common and preferred shares of closed-end investment companies (also known as “closed-end funds”).

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Large Companies.  Significant investment in large companies creates various risks for the Fund.  For instance, larger, more established companies tend to operate in mature markets, which often are very competitive.  Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Mid-Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The small and mid cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so.  As a result of these factors, securities of these small and mid cap companies may expose shareholders of the Fund to above average risk.

Closed-End Funds.  The shares of many closed-end funds frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. The Fund purchases shares of closed-end funds which trade at a market discount.  However, there can be no assurance that the market discount on shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.  Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the Fund by showing its performance from year to year and how Fund returns compare to a broad measure of market performance.  Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance information with respect to the Fund is available at www.ancorafunds.com.

Total Returns as of 12/31 For Class I Shares

During the period shown in the bar chart, the highest return for a quarter was 22.73% (quarter ended June 30, 2009) and the lowest return for a quarter was –21.1% (quarter ended December 31, 2008).  Updated performance information is available at the Fund’s internet site at www.ancorafunds.com.

Average Annual Total Returns (for the period ended December 31, 2011)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class I Shares.  After tax returns for Class C Shares will vary from those for Class I Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	Life of Fund*
Class I Shares
Return Before Taxes	-7.49%	-0.93%	2.81%
Return After Taxes on Distributions	-7.49%	-1.61%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	-4.87%	-0.99%	2.23%
Class C Shares
Return Before Taxes	-7.97%	-1.43%	2.27%
S&P 500 Index	2.11%	-0.26%	3.66%

*From January 5, 2004 (inception of operations)

Investment Advisor

Ancora Advisors LLC

Portfolio Manager

Richard A. Barone, Chairman of the Fund and Manager of Ancora Advisors LLC, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class C: $5,000 Class I: $5,000 Minimum Additional Investment Both Classes: $1,000

Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

You may buy and sell (redeem) shares in the Fund on a day when the New York Stock Exchange is open for regular trading.  Shares may be purchased and sold directly from the Fund or through your financial advisor or financial institution.  For more information about buying and selling shares, see the sections “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” in the Fund’s Prospectus or call 1.866.626.2672.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed when they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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